Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 11. Income Taxes

The Company’s income tax expense for the periods presented in the statements of operations represents minimum California franchise taxes. The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes were as follows:

	December 31,	December 31,
	2014	2013
U.S. income taxes at statutory federal rate	35.0%	34%
State and local income taxes, net of federal tax benefit	6.0	6
Earnings of foreign subsidiaries	2.2	-
Goodwill impairment	(21.8)	-
Non-deductible items	(1.0)	(1)
Valuation allowance	(20.4)	(39)
Effective income tax rate	0.0%	0.0%

The Company may not be able to utilize the net operating loss carry forwards for its U.S. income taxes in future periods should it experience a change in ownership as defined in Section 382 of the Internal Revenue Code (“IRC”).  Under section 382, should the Company experience a more than 50% change in its ownership over a 3-year period, the Company would be limited based on a formula as defined in the IRC to the amount per year it could utilize in that year of the net operating loss carry forwards. Section 382 of the Internal Revenue Code (“IRC”) imposes limitations on the use of NOL’s and credits following changes in ownership as defined in the IRC. The limitation could reduce the amount of benefits that would be available to offset future taxable income each year, starting with the year of an ownership change. The Company has not completed the complex analysis required by the IRC to determine if an ownership change has occurred.

The tax effects of the temporary differences and carry forwards that give rise to deferred tax assets consist of the following:

	December 31,	December 31,
	2014	2013
Deferred tax assets	$5,994,532	$4,186,483
Valuation allowance	(5,994,532)	(4,186,483)
Total deferred tax assets, net	$-	$-

At December 31, 2014 and 2013, the Company had net operating loss carry forwards available to offset future taxable income of approximately $17,130,000 and $12,390,000, respectively. These carry forwards will begin to expire in the year ending December 31, 2032. Utilization of the net operating loss carry forwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended and similar state provisions. The Company has not performed a change in ownership analysis since its inception in 2007 and, accordingly, some or all of its net operating loss carry forwards may not be available to offset future taxable income. Even if the loss carry forwards are available, they may be subject to substantial annual limitations resulting from past ownership changes, and ownership changes occurring after December 31, 2014, that could result in the expiration of the loss carry forwards before they are utilized.

The nature of the components of the deferred tax assets are attributable to the Net operating loss carry-forwards incurred by the Company and temporary differences that maybe used in future years to offset future tax liabilities.  We believe that it is more likely than not that the benefit from these deferred tax assets will not be realized. In recognition of this risk, we have provided a valuation allowance of $5,994,532 on the deferred tax assets relating to these NOL carryforwards.

The Company periodically evaluates the likelihood of the realization of deferred tax assets, and adjusts the carrying amount of the deferred tax assets by the valuation allowance to the extent the future realization of the deferred tax assets is not judged to be more likely than not. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets, including its recent cumulative earnings experience by taxing jurisdiction, expectations of future taxable income or loss, the carry-forward periods available to the Company for tax reporting purposes, and other relevant factors. At December 31, 2014 and 2013, deferred tax assets have been fully offset by a valuation allowance.

The Company files income tax returns in the U.S. federal jurisdiction, which encompasses the foreign owned entities filing requirements, along with the State of California. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years 2007 through 2014 due to net operating losses that are being carried forward for tax purposes. The Company does not have any uncertain tax positions or unrecognized tax benefits at December 31, 2014 or 2013. The Company’s policy is to recognize interest and penalties related to income taxes as components of interest expense and other expense, respectively.